Prospectus Supplement

John Hancock Variable Insurance Trust

Global Equity Trust (the fund)

Supplement dated March 15, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

As of March 31, 2022 (the Effective Date), Uday Chatterjee and Felicity Smith will be added as portfolio managers of the fund. As of the Effective Date, Paul Boyne and Stephen Hermsdorf will continue as portfolio managers of the fund and, along with Uday Chatterjee and Felicity Smith, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the Effective Date, the following information will be added under the portfolio manager information in the “Fund summary” section of the Prospectus for the fund under the heading “Portfolio management”:

Uday Chatterjee Portfolio Manager and Analyst Managed fund since 2022	Felicity Smith Portfolio Manager and Analyst Managed fund since 2022

Also, as of the Effective Date, the information in the “Subadvisors and Portfolio Managers” section of the Prospectus under the heading “Manulife Investment Management (US) LLC (“Manulife IM (US)”) will be amended to include each of Uday Chatterjee and Felicity Smith as a portfolio manager of the fund within the table of portfolio managers specific to the fund, as well as to include the below in the bulleted list of portfolio managers below the table:

•	Uday Chatterjee. Portfolio Manager and Analyst; joined Manulife IM (US) in 2011.

•	Felicity Smith. Portfolio Manager and Analyst; joined Manulife IM (US) in 2020.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.